UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2017

SONOCO PRODUCTS COMPANY

Commission File No. 001-11261

Incorporated under the laws	I.R.S. Employer Identification
of South Carolina	No. 57-0248420
1 N. Second St.
Hartsville, South Carolina 29550
Telephone: 843/383-7000

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company’s annual meeting of shareholders was held on April 19, 2017. The following matters, as described more fully in the Company’s Proxy Statement, were voted on by the shareholders at this meeting:

(1)	Election of Directors. The following directors were elected:

			VOTES
		Term	For	Withheld	Broker Non- Votes
	H. Cockrell	3 years	77,103,504	1,123,632	13,899,266
	B. McGarvie	3 years	77,152,520	1,074,616	13,899,266
	J. Micali[1]	3 years	76,459,935	1,767,201	13,899,266
	S. Nagarajan	3 years	77,080,007	1,147,129	13,899,266
	M. Oken[1]	3 years	77,194,296	1,032,840	13,899,266

1
Although Messrs. Micali and Oken were each elected for a three-year term to serve until April 2020, our Bylaws provide that retirement of directors shall be automatic upon reaching the age of 72 unless the majority of the Board agrees that, due to special attributes, their term should continue until reaching the age of 75. Accordingly, Mr. Micali will retire from the Board in December 2019 unless his age limit is extended and Mr. Oken will retire from the Board in October 2018 unless his age limit is extended.

(2)
Selection of Independent Registered Public Accounting Firm. Selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017 was ratified. The shareholders voted 90,719,359 for and 1,349,764 against ratification, with 57,279 votes abstaining and no broker non-votes.

(3)
Say on Pay. The advisory (non-binding) shareholder resolution on Executive Compensation was approved. The shareholders voted 76,729,386 for and 1,199,202 against the resolution, with 298,548 votes abstaining and 13,899,266 broker non-votes.

(4)
Say on Pay Frequency. As recommended by the Board of Directors, more shares voted in favor of a one-year frequency for future shareholder advisory votes on Executive Compensation than for either of the other alternatives. In accordance with Item 5.07(d) of Form 8-K, the Company now reports that, after considering the outcome of this advisory vote, the Board of Directors has determined that the Company will hold the advisory (non-binding) vote on executive compensation once every year until the next required advisory vote on frequency, which will be no later than the Company’s annual meeting of stockholders occurring six years from the date of this annual meeting held on April 19, 2017. The shareholders voted 65,614,146 for one year frequency; 920,144 for two year frequency; and 11,389,740 for three year frequency, with 303,106 votes abstaining and 13,899,266 broker non-votes.

(5)
Declassification of Board: The proposal relating to amending the Company's Articles of Incorporation to declassify the Board of Directors and elect all directors annually was approved. South Carolina law requires the affirmative vote of two-thirds of the outstanding shares to amend the Company's Articles of Incorporation. The shareholders voted 75,268,113 for and 2,666,370 against the resolution, with 292,653 votes abstaining and 13,899,266 broker non-votes. A total of 66,251,470 votes for the proposal was required for passage.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 21, 2017	By:	/s/ Barry L. Saunders
Barry L. Saunders
Senior Vice President and Chief Financial Officer